                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2001

                            CLUSONE ACQUISITION CORP.
                       Now known as LITERARY PLAYPEN, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                               33-0889198
-------------------------------                              -------------------
(State or other jurisdiction of                              ( I.R.S. Employer
incorporation or organization)                               Identification No.)

        1495 Ridgeview Drive #220
             Reno, Nevada                                             89509-6334
----------------------------------------                            ------------
(Address of principal executive offices)                             (Zip Code)

       Registrants telephone number, including area code 775-827-6300
                                                        ---------------

                        Commission File Number: 0 - 25611
                                              -------------

2600 Michelson Drive, Suite 490
        Irvine, CA                                         92612-1539
-------------------------------                          --------------
(Former name or former address,                          (Zip Code)
if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

       On October 18, 2001, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization ("Agreement"), whereby it agreed to issue 2,000,000 shares of its restricted Common Stock, par value $.001, in exchange for 100% of the total outstanding shares of Literary Playpen, Inc., a Nevada corporation engaged in the literary games software development business. All conditions and terms of the Agreement were satisfied, and the transaction closed on December 31, 2001. The 2,000,0000 shares represent direct and beneficial ownership of 80% of Registrant's total shares outstanding, post-acquisition. The Registrant's current shareholders will retain a total of 500,000 shares of Common Stock, which is currently outstanding (representing 20% of Registrant's total shares outstanding, post-acquisition).

         In connection with this transaction, the Registrant's Directors have resigned and appointed four (4) new directors: Jesse Sackman, Paul Sackman, Roberto Crawford and Michael J. Morrison. The Directors also appointed new officers: Jesse Sackman, C.E.O.; Paul Sackman, President; Michael J. Morrison, Secretary; and Roberto Crawford, Chief Financial Officer and Treasurer.

         Subsequently, Paul Sackman resigned as a director and officer and accepted appointment to the newly-formed Advisory Board. Also appointed to the Advisory Board was Sidney Sheldon. Mr. Jesse Sackman has been appointed as President of the Registrant and remains as C.E.O.

         No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

         There are no arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

         The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Literary Playpen, Inc., or their respective associates, and the officers, directors, affiliates and shareholders of Registrant, or their respective associates.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

            See Item 1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements with Audit Report of Certified Public Accountants


                             LITERARY PLAYPEN, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                            THE PERIOD FROM INCEPTION

                                (APRIL 26, 2001)

                                       TO

                               DECEMBER 31, 2001,

                                      WITH

                                 AUDIT REPORT OF

                          CERTIFIED PUBLIC ACCOUNTANTS

                             MARK BAILEY & CO. LTD.

                          Certified Public Accountants
                             Management Consultants


        OFFICE ADDRESS:                                        MAILING ADDRESS:
1495 Ridgeview Drive, Ste. 200                                  P.O. Box 6060
   Reno, Nevada 89509-6634                                    Reno, Nevada 89513
                               Phone: 775/332.4200
                                Fax: 775/332.4210


                                TABLE OF CONTENTS

 Independent Auditors' Report on the Financial Statements...................2

 Balance Sheet..............................................................4

 Statements of Operations...................................................5

 Statement of Changes in Shareholders' Equity...............................6

 Statements of Cash Flows...................................................7

 Notes to Financial Statements..............................................8

                             MARK BAILEY & CO. LTD.

                          Certified Public Accountants
                             Management Consultants


        OFFICE ADDRESS:                                        MAILING ADDRESS:
1495 Ridgeview Drive, Ste. 200                                  P.O. Box 6060
   Reno, Nevada 89509-6634                                    Reno, Nevada 89513
                               Phone: 775/332.4200
                                Fax: 775/332.4210



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


February 11, 2002


Board of Directors
Literary Playpen, Inc.

We have audited the accompanying balance sheet of Literary Playpen, Inc., (a Company in the development stage), formerly known as Clusone Acquisition Corp., as of December 31, 2001, and the related statements of operations, stockholders' equity and cash flows for the period from inception (April 26, 2001) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Literary Playpen, Inc., (a Company in the development stage), as of December 31, 2001, and the results of its operations and its cash flows for the period from inception (April 26, 2001) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company is in the development stage, and existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Mark Bailey & Co., Ltd.

Mark Bailey & Co., Ltd.
Reno, Nevada

                             LITERARY PLAYPEN, INC.
                      (A Company in the Development Stage)
                                  BALANCE SHEET
                                December 31, 2001


                                     ASSETS
                                     ------

                                                               DECEMBER 31, 2001
                                                               -----------------

CASH                                                                $     5,391
                                                                    ------------


DEFERRED TAX ASSET (net of valuation allowance of $5,797)                    --
                                                                    ------------

   Total current and total assets                                   $     5,391
                                                                    ============


                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
Accounts payable                                                    $     5,000
Shareholder advances                                                     12,000
                                                                    ------------

   Total current and total liabilities                                   17,000
                                                                    ------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY
 Preferred stock, $.001 par value, 10,000,000 shares
  authorized and none issued and outstanding
 Common stock, $.001 par value, 20,000,000 shares
  authorized, 2,500,000 shares issued and outstanding
  at December 31, 2001                                                    2,500
 Additional paid-in-capital                                               2,940
 Deficit accumulated during the development stage                       (17,049)
                                                                    ------------

   Total shareholders' equity                                           (11,609)
                                                                    ------------

   Total liabilities and shareholders' equity                       $     5,391
                                                                    ============

    The Accompanying Notes are an Integral Part of These Financial Statements

                             LITERARY PLAYPEN, INC.
                      (A Company in the Development Stage)
                            STATEMENTS OF OPERATIONS
       For the Period from Inception (April 26, 2001) to December 31, 2001

                                             CUMULATIVE     FROM INCEPTION
                                               DURING       (APRIL 26, 2001)
                                             DEVELOPMENT            TO
                                                STAGE       DECEMBER 31, 2001
                                             -----------      -----------

Revenue                                      $       --       $       --


General and administrative expenses               1,609            1,609

Consulting services                               5,440            5,440

Legal and accounting expense                     10,000           10,000
                                             -----------      -----------


Net loss before income taxes                     17,049           17,049
                                             -----------      -----------

Provision for income taxes                           --               --
                                             -----------      -----------

Net loss                                     $   17,049       $   17,049
                                             ===========      ===========

Loss per common share
  basic and diluted                          $     0.01       $     0.01
                                             ===========      ===========

Weighted average common shares                2,000,000        2,000,000
                                             ===========      ===========

    The Accompanying Notes are an Integral Part of These Financial Statements


                                       LITERARY PLAYPEN, INC.
                                (A Company in the Development Stage)
                           STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                         For the Period from Inception (April 26, 2001) to
                                         December 31, 2001
                                                                           ACCUMULATED
                                                              ADDITIONAL  DEFICIT DURING
                                           COMMON STOCK        PAID-IN     DEVELOPMENT    TOTAL
                                        SHARES      AMOUNT     CAPITAL       STAGE        EQUITY
                                      ----------  ----------  ----------   ----------   ----------
Shares issued to officers
 and directors for
 consulting services in April 2001    1,470,404       1,470       2,530           --        4,000

Shares issued to a co-founder for
 consulting services in April 2001      529,596         530         910           --        1,440

Shares issued for the net assets of
 Clusone Acquisition Corp.
 in December 2001                       500,000         500        (500)          --           --

Net loss                                     --          --          --      (17,049)     (17,049)
                                      ----------  ----------  ----------   ----------   ----------

Balance at December 31, 2001          2,500,000   $   2,500   $   2,940    $ (17,049)   $ (11,609)
                                      ==========  ==========  ==========   ==========   ==========

             The Accompanying Notes are an Integral Part of These Financial Statements

                                                -6-


                               LITERARY PLAYPEN, INC.
                        (A Company in the Development Stage)
                              STATEMENTS OF CASHFLOWS
        For the Period from Inception (April 26, 2001) to December 31, 2001
                                                       CUMULATIVE     FROM INCEPTION
                                                         DURING       (APRIL 26, 2001)
                                                       DEVELOPMENT            TO
                                                          STAGE       DECEMBER 31, 2001
                                                       ------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES

    Net loss                                           $   (17,049)   $   (17,049)

    Adjustments to reconcile net loss to net cash
      used in operating activities:
        Increase in accounts payable                         5,000          5,000
        Increase in deferred tax asset                       5,797          5,797
        Increase in deferred tax valuation allowance        (5,797)        (5,797)
        Expense paid by issuance of stock                    5,440          5,440
                                                       ------------   ------------


    Net cash used in operating activities                   (6,609)        (6,609)
                                                       ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds received from shareholder advances         15,000         15,000
        Repayment of shareholder advances                   (3,000)        (3,000)
                                                       ------------   ------------


    Net cash provided by financing activities               12,000         12,000
                                                       ------------   ------------


    Net increase in cash                                     5,391          5,391


    Cash and cash equivalents at April 26, 2001                 --             --
                                                       ------------   ------------


    Cash and cash equivalents at December 31, 2001     $     5,391    $     5,391
                                                       ============   ============

     The Accompanying Notes are an Integral Part of These Financial Statements

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------------
         The Company was organized April 26, 2001, under the laws of the State of Nevada. The Company is in the development stage as its operations principally involve research and development, market analysis, and other business planning activities, and no revenue has been generated from its business activities. The Company plans to operate wireless hand held and on-line games based on books written by best selling authors.

         These financial statements have been prepared assuming that the Company will continue as a going concern. The Company is currently in the development stage, and existing cash and available credit are insufficient to fund the Company's cash flow needs for the next year. The Company plans an offering to raise up to $10,500,000. Until that time, the officers and directors have committed to advancing the operating costs of the Company.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS
         -------------------------
         The company maintains a cash balance in a non-interest-bearing bank account that currently does not exceed federally insured limits. For the purpose of the statements of cash flows, all highly liquid investments with the maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of December 31, 2001.

         YEAR END
         --------
         The Company has selected December 31 as its fiscal year end.

         INCOME TAXES
         ------------
         The Company provides for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109 "Accounting for Income Taxes". SFAS No. 109, requires an asset and liability based approach in accounting for income taxes.

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------------

         INCOME TAXES (CONTINUED)
         ------------------------
         Deferred income tax assets and liabilities are recorded to reflect the tax consequences on future years of temporary differences of revenue and expense items for financial statement and income tax purposes. Valuation allowances are provided against assets that are not likely to be realized. (See Note 3)

         LOSS PER SHARE
         --------------
         Net loss per share is provided in accordance with SFAS No. 128 "Earnings Per Share". Basic loss per share for each period is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted loss per share reflects per share amounts that would have resulted if dilutive common stock equivalents had been converted to common stock. As of December 31, 2001, the Company had no dilutive common stock equivalents such as stock options.

         REVENUE RECOGNITION
         -------------------
         In 2000 the Securities and Exchange Commission issued Staff Accounting Bulletin (SAB) No. 101, "Revenue Recognition in Financial Statements." Pursuant to SAB No. 101 and the relevant generally accepted accounting principles, the Company will recognize revenue upon the passage of title, ownership and the risk of loss to the customer. During the period ended December 31, 2001, there was no revenue.

         NEW ACCOUNTING PRONOUNCEMENTS
         -----------------------------
         In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 141, "Business Combinations" which requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001, establishes specific criteria for the recognition of intangible assets separately from goodwill, and requires that unallocated negative goodwill be written off immediately as an extraordinary gain instead of being deferred

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
         ------------------------------------------------------------

         NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)
         -----------------------------------------
         and amortized. The Company will account for business combinations after December 31, 2001, in accordance with the guidance in SFAS No. 141.

         In June 2001 the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets". This statement establishes accounting and reporting standards for goodwill and intangibles for years commencing after December 15, 2001. Whether already acquired or subsequently acquired after the effective date, companies are required to identify intangibles with finite lives and those with indefinite lives. Those intangibles with finite lives are to be amortized over the estimated useful lives of the assets while those with indefinite lives are not to be amortized. Goodwill is not to be amortized. Each intangible or goodwill asset should be analyzed at least annually for impairment where the carrying value is in excess of the fair value of the intangibles and in excess of the implied fair value in the case of goodwill assets. The asset's carrying value is to be reduced by a charge to income if the fair value is lower than the carrying value. As of December 31, 2001, the Company has no intangibles or goodwill and will implement the standard as of that date.

         In August 2001 the FASB issued SFAS No. 144, "Accounting for the Impairment of Disposal of Long-Lived Assets." SFAS No. 144 modifies the rules for accounting for the impairment or disposal of long-lived assets. The new rules become effective for fiscal years beginning after December 15, 2001, with earlier application encouraged. Management does not feel that this standard will materially affect the Company.

2.       SHAREHOLDER ADVANCES
         --------------------
         During the year two shareholders and officers advanced funds to the Company. The advances are due on demand and are non-interest-bearing. $12,000 remains outstanding as of December 31, 2001.

3.       ROYALTY AGREEMENT
         -----------------
         In November 2001 the Company entered into an agreement with Sidney Sheldon, a shareholder, to develop a wireless hand held and on-line game based on one of his books. The agreement requires payment of 10% of the net revenue generated from the games after all development costs have been recouped (see Note 7).

4.       FEDERAL INCOME TAXES
         --------------------
         The Company recognizes deferred tax liabilities and benefits for the expected future tax impact of transactions that have been accounted for differently for book and tax purposes.

         Deferred tax benefits and liabilities are calculated using enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance has been provided to reduce the asset to the amount of tax benefit management believes it will realize.

         The following is a schedule of the composition of the provision for income taxes:

                                                     December 31, 2001
                                                     -----------------
         Deferred noncurrent tax asset                  $  5,797
         Valuation allowance                              (5,797)
                                                        ---------
         Total provision for income taxes               $    -0-
                                                        ========

         The net change in the valuation account was $5,797 for the period from inception (April 26, 2001) to December 31, 2001. The Company has available net operating loss carryforwards totaling $17,049, which begin to expire in 2021.

5.       ACQUISITIONS
         ------------
         On December 31, 2001, Clusone Acquisition Corporation acquired all the outstanding common stock of Literary Playpen, Inc. For accounting purposes, the acquisition has been treated as an acquisition of Clusone Acquisition Corp., by Literary Playpen, Inc., and as a recapitalization of Literary Playpen, Inc. The historical financial statements as of

         ------------------------
         December 31, 2001, are those of Literary Playpen, Inc. The pro forma information is presented to give effect to the acquisition as if the acquisition took place on January 1, 2001. The pro forma information is presented for comparative purposes only and does not purport to be indicative of what would have occurred had the acquisition actually been made at such a date, nor is it necessarily indicative of future operating results.
                                                                   Pro forma
                                                                   as of and
                                                              for the year ended
                                                               December 31, 2001

              Total assets                                        $   5,391
                                                                  ==========
              Total liabilities                                   $  17,000
              Shareholders' equity                                  (11,609)
                                                                  ----------
              Total liabilities and shareholders' equity          $   5,391
                                                                  ==========
              Net loss                                            $ (18,274)
                                                                  ==========
              Loss per common share basic and diluted             $    (.01)
                                                                  ==========

6.       SHAREHOLDERS' EQUITY
         --------------------
         In April 2001 officers, directors and a co-founder were issued shares for consulting services. The following schedule shows the shares originally issued and the subsequent effects of the reverse stock split due to the merger in December 2001.

         In December 2001 the company was acquired by a public shell company in a reverse merger. For accounting purposes, this transaction is recorded as the Company acquiring the public shell and a recapitalization of the Company's equity. This transaction has the effect of a reverse stock split of 2.72 shares to 1.


6.       SHAREHOLDERS' EQUITY (CONTINUED)
         --------------------------------

         Shares issued in April 2001 to:         Original number of Shares    After merger
         CEO                                            1,439,500                529,288
         President                                        960,000                352,941
         Treasurer                                        960,000                352,941
         Secretary                                        640,000                235,294
                                                       -----------             ----------
         All officers and directors                     3,999,500              1,470,404
                                                       ===========             ==========
         Stock issued to a co-founder in April
           2001 for consulting services                 1,440,500                529,596
                                                       ===========             ==========

         In December 2001 the Company merged with Clusone Acquisition Corp., in a reverse merger. For accounting purposes the transaction is recorded as the Company issuing 500,000 shares of its common stock for the net assets of Clusone Acquisition Corp.

7.       RELATED PARTY TRANSACTIONS
         --------------------------
         In April 2001 the Company issued to the President, CEO, Treasurer, and Secretary a total of 3,999,500 shares of its common stock (1,470,404 post merger shares) for consulting services with a fair value of $4,000. In April 2001 the Company also issued 1,440,500 shares of its common stock (529,596 post merger shares) to a co-founder for consulting services with a fair value of $1,440 (See Note 6).

         In November 2001 the Company entered into an agreement with a shareholder to develop an on-line game based on one of his books. The agreement requires a royalty payment based on the net income derived from the sale of the game (See Note 3).

         During the year two shareholders and officers advanced the Company $15,000 to fund operations. $12,000 remains outstanding as of December 31, 2001.

8.       SUBSEQUENT EVENTS
         In January 2002 the Company entered into another agreement with a shareholder, to create wireless hand held and on-line games based upon one of his books (see Note 3).

         In February 2002 the Company issued 3,000,000 shares of its common stock for the net assets of L1 Systems, Inc. The shareholders of L1 Systems, Inc., are also shareholders of the Company.

(b)      Proforma Financial Information:

                             LITERARY PLAYPEN, INC.

                          (A DEVELOPMENT STAGE COMPANY)

                         PRO FORMA FINANCIAL STATEMENTS

                            THE PERIOD FROM INCEPTION

                                (APRIL 26, 2001)

                                       TO

                               DECEMBER 31, 2001,

                                      WITH

                                    REPORT OF

                          CERTIFIED PUBLIC ACCOUNTANTS

                                TABLE OF CONTENTS


      Independent Accountants' Compilation Report............................2

      Pro Forma Combined Balance Sheet.......................................3

      Pro Forma Combined Statement of Operations.............................4

      Pro Forma Notes to Financial Statements................................5

                             MARK BAILEY & CO. LTD.

                          Certified Public Accountants
                             Management Consultants


        OFFICE ADDRESS:                                        MAILING ADDRESS:
1495 Ridgeview Drive, Ste. 200                                  P.O. Box 6060
   Reno, Nevada 89509-6634                                    Reno, Nevada 89513
                               Phone: 775/332.4200
                                Fax: 775/332.4210

                                                 Web site - www.MarkBaileyco.com



                         Independent Accountant's Report
                         -------------------------------

February 28, 2002

Roberto Crawford
Literary Playpen, Inc.

We have compiled the accompanying pro forma balance sheet of Literary Playpen, Inc., as of December 31, 2001, and the related pro forma statement of operations for the period from inception (April 26, 2001) to December 31, 2001.

The accompanying presentation and this report were prepared for the pro forma information required in the Company's 8-K, detailing the merger of Clusone Acquisition Corp., and the Company and should not be used for any other purpose.

A compilation is limited to presenting in the form of pro forma financial statements information that is the representation of management and does not include evaluation of the support for the assumptions underlying the pro forma transactions. We have not examined the accompanying pro forma financial statements and, accordingly, do not express an opinion or any other form of assurance on them.




/s/ Mark Bailey & Co.

Mark Bailey & Co.
Reno, Nevada


                                      LITERARY PLAYPEN, INC.
                                 PRO FORMA COMBINED BALANCE SHEET
                                        December 31, 2001

                                               Historical
                                         Literary       Clusone
                                         Playpen,     Acquisition     Pro Forma      Pro Forma
                                           Inc.           Corp.      Adjustments      Combined
                                       ------------   ------------   ------------   ------------
                                     ASSETS
                                     ------

CASH                                   $     5,391    $        --    $        --    $     5,391


DEFERRED TAX ASSET (Net of
   valuation allowance)                         --             --             --             --
                                       ------------   ------------   ------------   ------------

Total current and total assets         $     5,391    $        --    $        --    $     5,391
                                       ============   ============   ============   ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
   Accounts payable                    $     5,000    $        --    $        --    $     5,000
   Stockholders advance                     12,000             --             --         12,000
                                       ------------   ------------   ------------   ------------

Total current and total liabilities         17,000             --             --         17,000
                                       ------------   ------------   ------------   ------------

STOCKHOLDERS' EQUITY
   Preferred stock                              --             --             --             --
   Common stock                              2,500            500           (500)         2,500
   Additional paid in capital                2,940          2,841         (2,841)         2,940
   Retained deficit                        (17,049)        (3,341)         3,341        (17,049)
                                       ------------   ------------   ------------   ------------

Total stockholders' equity                 (11,609)            --             --        (11,609)
                                       ------------   ------------   ------------   ------------

Total liabilities and
   stockholders' equity                $     5,391    $        --    $        --    $     5,391
                                       ============   ============   ============   ============


                        See the Accompanying Notes and Accountants' Report


                                    LITERARY PLAYPEN, INC.
                          PRO FORMA COMBINED STATEMENT OF OPERATIONS
              For The Period From Inception (April 26, 2001) To December 31, 2001

                                                 Historical
                                           Literary     Clusone
                                           Playpen,    Acquisition   Pro Forma     Pro Forma
                                             Inc.         Corp.     Adjustments     Combined
                                          -----------  -----------  -----------   -----------
Revenue                                   $       --   $       --   $       --    $       --

General and administrative expenses            1,609        1,225       (1,225)        1,609
Consulting services                            5,440           --           --         5,440
Legal and accounting expenses                 10,000           --           --        10,000
                                          -----------  -----------  -----------   -----------

Net loss before income taxes                  17,049        1,225       (1,225)       17,049
                                          -----------  -----------  -----------   -----------

Provision for income taxes                        --           --           --            --
                                          -----------  -----------  -----------   -----------

Net loss                                  $   17,049   $    1,225   $   (1,225)   $   17,049
                                          ===========  ===========  ===========   ===========

Loss per common share basic and diluted   $     0.01                              $     0.01
                                          ===========                             ===========

                      See the Accompanying Notes and Accountants' Report

On December 31, 2001, Clusone Acquisition Corporation (Clusone) acquired all the outstanding common stock of Literary Playpen, Inc. (the Company) For accounting purposes, the acquisition has been treated as an acquisition of Clusone by the Company and as a recapitalization of the Company. The merger was treated as a purchase.

The unaudited pro forma combined financial information and the related notes thereto should be read in conjunction with the Company's financial statements and related notes, included in the Company's fiscal 2001 annual Form 10-KSB. The financial statements of Clusone have been compiled for the pro forma presentation by management. Clusone has been an inactive registrant prior to the merger with Literary Playpen, Inc. The financial statements of Literary Playpen, Inc., have been prepared in accordance with accounting principles generally accepted in the United States.

The unaudited pro forma combined financial statements' information is based upon the historical financial statements of Clusone and the Company and have been prepared to illustrate the reverse merger of Clusone and the Company which was effective December 31, 2001.

The unaudited pro forma combined statement of operations for the period from inception (April 26, 2001) to December 31, 2001, gives effect to the transaction described above as if the transaction had been completed at the beginning of the fiscal year (January 1, 2001). The unaudited pro forma combined statement of operations was based on the separate historical statements of operations of the Company and Clusone for the period and year ended December 31, 2001.

The adjustments eliminated the results of operations for the registrant (Clusone) for the periods before the merger and the recapitalization of the Company and the elimination of Clusone's additional paid in capital and retained deficit.



A copy of the Securities Purchase Agreement and Plan of Reorganization is attached hereto as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             /S/ JESSE SACKMAN
                                             ------------------------
                                             Jesse Sackman, C.E.O.


Date: January 14, 2002


EXHIBITS

Exhibit 2 - Securities Purchase Agreement and Plan of Reorganization, dated
            October 18, 2001.